UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information in Item 8.01 below is incorporated by reference in this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement Closing

On January 23, 2020 (the “Closing Date”), Centene Corporation, a Delaware corporation (the “Company”), completed the previously announced acquisition of WellCare Health Plans, Inc., a Delaware corporation (“WellCare”), pursuant to the Agreement and Plan of Merger, dated March 26, 2019 (the “Merger Agreement”), by and among the Company, Wellington Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub I”), Wellington Merger Sub II, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub II”), and WellCare, providing for (i) the merger of Merger Sub I with and into WellCare (the “First Merger”), with WellCare continuing as the surviving corporation of the First Merger and a direct, wholly owned subsidiary of the Company (the “Surviving Corporation”), and (ii) immediately after the effective time of the First Merger (the “First Effective Time”), the merger of the Surviving Corporation with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving corporation of the Second Merger and a direct, wholly owned subsidiary of the Company.  As a result of the Mergers, WellCare became a wholly owned subsidiary of the Company on the Closing Date.

Pursuant to the Merger Agreement and by virtue of the First Merger, at the First Effective Time, each share of common stock, par value $0.01 per share, of WellCare (the “WellCare Common Stock”) issued and outstanding immediately prior to the First Effective Time (other than any shares of WellCare Common Stock owned by WellCare, any shares of WellCare Common Stock owned by the Company, Merger Sub I, Merger Sub II, and any shares of WellCare Common Stock as to which appraisal rights have been properly exercised) was automatically canceled and converted into the right to receive (i) 3.38 (such ratio, the “Exchange Ratio”) validly issued, fully paid and nonassessable shares of the common stock, par value $0.001 per share, of the Company (“Company Common Stock”) and (ii) $120.00 in cash, without interest (the “Per-Share Cash Amount” and, collectively, the “Merger Consideration”).

At the First Effective Time, each outstanding WellCare restricted stock unit (each, an “RSU”) that was granted in or prior to 2017 and each outstanding RSU held by a non-employee director (regardless of when granted), whether vested or unvested, was cancelled and converted into the right to receive the Merger Consideration. Additionally, at the First Effective Time, each other outstanding RSU, whether vested or unvested, was converted into a restricted stock unit relating to a number of shares of Company Common Stock equal to the number of shares of WellCare Common Stock subject to the RSU multiplied by the sum of (i) the Exchange Ratio, plus (ii) the quotient of the Per-Share Cash Amount divided by the volume weighted average sale price of Company Common Stock for the ten (10) full consecutive trading days ending on and including the business day prior to the First Effective Time (the “Stock Award Exchange Ratio”) and otherwise subject to the same terms and conditions (including the vesting schedule and termination-related vesting provisions) applicable immediately prior to the First Effective Time.

At the First Effective Time, each outstanding WellCare performance stock unit (“PSU”) that was granted in or prior to 2017, whether vested or unvested, was cancelled and converted into the right to receive the Merger Consideration, with any outstanding performance criteria with respect to such PSUs measured at the First Effective Time based on actual performance through the First Effective Time. Further, at the First Effective Time, each other outstanding PSU, whether vested or unvested, was converted into a restricted stock unit subject to the same terms and conditions (including the time-based vesting schedule and termination-related vesting provisions applicable immediately prior the First Effective Time, provided that the performance-based vesting conditions no longer apply), and relating to a number of shares of Company Common Stock equal to the Stock Award Exchange Ratio multiplied by (i) for PSUs subject to total shareholder return performance criteria granted in 2018 or thereafter and for each other PSU granted in 2018, a number of shares of WellCare Common Stock determined based on actual performance through the First Effective Time and (ii) for each other PSU granted in 2019 or thereafter, a number of shares of WellCare Common Stock based on the achievement of the applicable performance metrics at the target level of performance.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference in this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

The information in Item 8.01 below is incorporated by reference in this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2020, effective as of the First Effective Time, as approved by resolutions of the Company’s board of directors (the “Board”) and pursuant to the terms of the Merger Agreement, the size of the Board was increased to 12 directors and William Trubeck and James Dallas were elected to serve on the Board as a Class II director and a Class III director, respectively. In addition, Mr. Dallas was appointed to the Nominating and Governance Committee of the Board and the Technology Committee of the Board, and Mr. Trubeck was appointed to the Compensation Committee of the Board.  Mr. Trubeck and Mr. Dallas will participate in the Company’s standard director compensation program as described in the Company’s 2019 Proxy Statement filed with the U.S. Securities and Exchange Commission on Form DEF 14A on March 8, 2019.

Mr. Trubeck has held the positions of Executive Vice President and Chief Financial Officer for Waste Management and H&R Block, and Chief Financial Officer, Executive Vice President and Director for YRC Worldwide. Mr. Trubeck brings strong financial, audit and compliance expertise.

Mr. Dallas has held the position of Senior Vice President and Chief Information Officer of Medtronic. Prior to Medtronic, Mr. Dallas held executive positions with Georgia-Pacific Corporation. Through these roles, Mr. Dallas has more than 30 years’ experience with, among other things, information technology, business strategy and risk identification and mitigation.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Mergers. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 23, 2020 (the “Settlement Date”), the Company completed its previously announced (i) offers (the “Exchange Offers”) to exchange any and all outstanding 5.25% Senior Notes due 2025 and 5.375% Senior Notes due 2026 (the “WellCare Notes”) issued by WellCare, for up to $1,950,000,000 aggregate principal amount of new notes issued by the Company and cash and (ii) related solicitations of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain amendments (the “Amendments”) to each of the indentures (collectively, the “WellCare Indentures”) governing the WellCare Notes. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the WellCare Notes set forth below were tendered and subsequently accepted. Such accepted WellCare Notes have been retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the WellCare Notes set forth below remain outstanding.

Series of WellCare Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
5.25% Senior Notes due 2025	$1,145,791,000	$54,209,000
5.375% Senior Notes due 2026	$747,218,000	$2,782,000

On November 14, 2019, upon receipt of the requisite consents to adopt the Amendments with respect to each series of WellCare Notes, WellCare entered into (i) a Second Supplemental Indenture, dated as of November 14, 2019 (the “2025 Notes Supplemental Indenture”), between WellCare and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (in such capacity, the “WellCare Trustee”) with respect to the WellCare Notes issued under the Indenture dated as of March 22, 2017, between WellCare and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2017, between WellCare and the WellCare Trustee and (ii) a First Supplemental Indenture, dated as of November 14, 2019 (the “2026 Notes Supplemental Indenture,” together with the 2025 Notes Supplemental Indenture, the “Supplemental Indentures”), between WellCare and the WellCare Trustee, with respect to the WellCare Notes issued under the Indenture dated as of August 13, 2018, between WellCare and the WellCare Trustee. The Supplemental Indentures became operative upon the Settlement Date immediately prior to the consummation of the Mergers and amended each of the WellCare Indentures to (i) eliminate the obligation to file with the U.S. Securities and Exchange Commission or provide to holders of the WellCare Notes of such series or the trustee under such WellCare Indenture annual, quarterly, current or any other reports with respect to WellCare, (ii) eliminate substantially all of the restrictive covenants in such WellCare Indenture, (iii) eliminate the obligation to offer to repurchase the WellCare Notes of such series with respect to the acquisition by the Company of WellCare, (iv) eliminate certain of the events which may lead to an “Event of Default” in such WellCare Indentures, and (v) eliminate certain restrictions on WellCare in such WellCare Indentures from consolidating with or merging with or into any other person or selling, assigning, transferring, conveying, leasing, or otherwise disposing of all or substantially all of its properties or assets to any person.

In connection with the settlement of the Exchange Offers and Consent Solicitations, the Company entered into an indenture, dated January 23, 2020 (the “2025 Notes Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Centene Trustee”) with respect to the issuance of $1,145,791,000 aggregate principal amount of 5.25% Senior Notes due April 1, 2025 (the “Centene 5.25% 2025 Notes”) and an indenture, dated January 23, 2020 (the “2026 Notes Indenture,” together with the 2025 Notes Indenture, the “Centene Notes Indentures”), by and between the Company and the Centene Trustee with respect to the issuance of $747,218,000 aggregate principal amount of 5.375% Senior Notes due August 15, 2026 (the “Centene 5.375% 2026 Notes,” together with the Centene 5.25% 2025 Notes, the “Centene Notes”).

At any time prior to April 1, 2020, the Company may on any one or more occasions redeem all or a part of the Centene 5.25% 2025 Notes at a redemption price equal to 100% of the principal amount of the Centene 5.25% 2025 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date and a “make-whole” premium. In addition, at any time prior to April 1, 2020, the Company may, on any one or more occasions, redeem up to 40.0% of the aggregate principal amount of the Centene 5.25% 2025 Notes at a redemption price equal to 105.250% of the principal amount of the Centene 5.25% 2025 Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date, with the net cash proceeds of a qualifying equity offering by the Company. The Company may redeem on one or more occasions the Centene 5.25% 2025 Notes, in whole or in part, at any time on or after April 1, 2020 at redemption prices of 103.938%, 102.625%, and 101.313% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on April 1 of the years 2020, 2021 and 2022, respectively, and at a redemption price of 100% of the principal amount thereof on and after April 1, 2023, in each case plus accrued and unpaid interest, if any, to the redemption date.

At any time prior to August 15, 2021, the Company may on any one or more occasions redeem all or a part of the Centene 5.375% 2026 Notes at a redemption price equal to 100% of the principal amount of the Centene 5.375% 2026 Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date and a “make-whole” premium. In addition, at any time prior to August 15, 2021, the Company may on one or more occasions redeem the Centene 5.375% 2026 Notes, in an aggregate principal amount not to exceed 40.0% of the aggregate principal amount of the Centene 5.375% 2026 Notes issued prior to the redemption date, at a redemption price equal to 105.375% of the principal amount of the Centene 5.375% 2026 Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date, with an amount equal to the net cash proceeds of a qualifying equity offering by the Company. The Company may redeem on one or more occasions the Centene 5.375% 2026 Notes, in whole or in part, at any time on or after August 15, 2021 at redemption prices of 104.031%, 102.688%, and 101.344% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on August 15 of the years 2021, 2022 and 2023, respectively, and at a redemption price of 100% of the principal amount thereof on and after August 15, 2024, in each case plus accrued and unpaid interest, if any, to, but not including, the redemption date.

If the Company experiences specific kinds of changes of control, it will be required to offer to purchase each series of Centene Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

The Centene Notes will be senior unsecured obligations of the Company and will be equal in right of payment with each other and with all of the Company’s existing and future senior indebtedness and will be senior in right of payment to any of the Company’s existing and future subordinated debt. The Centene Notes will not be guaranteed by any of the Company’s subsidiaries.

The Centene Notes Indentures provide for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Centene Notes Indentures will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Centene Notes of the applicable series to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the applicable series of Centene Notes. The Centene Notes were issued in exchange for the WellCare Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act.

The foregoing description of the Centene Notes Indentures and the Centene Notes in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Centene Notes Indentures (including the forms of notes attached thereto). The Centene Notes Indentures are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated balance sheets of WellCare and its subsidiaries as of December 31, 2018 and 2017 and the related consolidated statements of comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2018 are included as Exhibit 99.2 hereto and incorporated by reference in this Item 9.01(a).

The unaudited condensed consolidated financial statements of WellCare as of September 30, 2019 are included as Exhibit 99.3 hereto and incorporated by reference in this Item 9.01(a).

The audited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the years ended December 31, 2017 and 2016 are included as Exhibit 99.4 hereto and incorporated by reference in this Item 9.01(a).

The unaudited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the six months ended June 30, 2018 and 2017 are included as Exhibit 99.5 hereto and incorporated by reference in this Item 9.01(a).

(b)	Pro forma Financial Information.

The Company’s unaudited pro forma condensed combined financial information and explanatory notes for the year ended December 31, 2018 and as of and for the nine months ended September 30, 2019, are included as Exhibit 99.6 hereto and incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of March 26, 2019, by and among Centene Corporation, Wellington Merger Sub I, Inc., Wellington Merger Sub II, Inc. and WellCare Health Plans, Inc. (incorporated by reference to Exhibit 2.1 to Centene Corporation’s Current Report on Form 8-K dated March 27, 2019).

4.1
Indenture, dated as of January 23, 2020, by and between Centene Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 5.25% Senior Notes due 2025 (including the Form of Global Note attached thereto).

4.2
Indenture, dated as of January 23, 2020, by and between Centene Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 5.375% Senior Notes due 2026 (including the Form of Global Note attached thereto).

99.1	Press Release of Centene Corporation, dated January 23, 2020.

99.2
Audited consolidated balance sheets of WellCare Health Plans, Inc. and its subsidiaries as of December 31, 2018 and 2017 and the related consolidated statements of comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2018 (incorporated by reference to WellCare Health Plans, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by WellCare Health Plans, Inc. with the SEC on February 12, 2019).

99.3
Unaudited condensed consolidated financial statements of WellCare Health Plans, Inc. as of September 30, 2019 (incorporated by reference to WellCare Health Plans, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 filed by WellCare Health Plans, Inc. with the SEC on October 30, 2019).

99.4
Audited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the years ended December 31, 2017 and 2016 (incorporated by reference to Exhibit 99.4 of WellCare Health Plans, Inc.’s Current Report on Form 8-K dated August 6, 2018).

99.5
Unaudited consolidated financial statements and related notes of Caidan Enterprises, Inc. as of and for the six months ended June 30, 2018 and 2017 (incorporated by reference to Exhibit 99.2 of WellCare Health Plans, Inc.’s Current Report on Form 8-K dated October 30, 2018).

99.6
Unaudited pro forma condensed combined financial information and explanatory notes for the year ended December 31, 2018 and as of and for the nine months ended September 30, 2019 (incorporated by reference to Exhibit 99.2 to Centene Corporation’s Current Report on Form 8-K dated November 14, 2019).

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of WellCare Health Plans, Inc.

23.2	Consent of Plante & Moran PLLC, independent auditor of Caidan Enterprises, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Dated: January 23, 2020	By:	/s/ Jeffrey A. Schwaneke
		Name:	Jeffrey A. Schwaneke
		Title:	Executive Vice President & Chief Financial Officer